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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 12, 2005



                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



         DELAWARE                   1-12202          93-1120873
(State or other jurisdiction     (Commission       (IRS Employer
     of incorporation)           File Number)     Identification No.)


            13710 FNB PARKWAY
             OMAHA, NEBRASKA                            68154-5200
   (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (402) 492-7300


                      -------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.


         Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P.'s press release, dated July 12, 2005, regarding an analyst meeting to be hosted by Northern Border Partners, L.P. on Thursday, July 14, 2005 beginning at approximately 2:15 p.m. CDT, at which members of senior management will discuss the business outlook for the major business segments, provide anticipated results for second quarter, and discuss guidance for 2005. The presentation materials and an audio webcast of the meeting will be available on our web site at www.northernborderpartners.com. A replay of the webcast will be available on the web site following the meeting and will remain available until October 15, 2005.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

            99.1     Northern Border Partners, L.P. press release dated
                     July 12, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTHERN BORDER PARTNERS, L.P.


Date:  July 12, 2005                    By: /s/ William R. Cordes
                                           -------------------------------------
                                        Name:     William R. Cordes
                                        Title:   Chief Executive Officer



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                                 EXHIBIT INDEX

Exhibit 99.1 - Northern Border Partners, L.P. press release dated July 12, 2005.


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